UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 9, 2013

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Executive Officer Base Salary

On April 9, 2013, the Board of Directors (the “Board”) of PCTEL, Inc. (the “company” or “PCTEL”), upon the recommendation of the Compensation Committee of the Board, approved an increase in the base salary of Martin H. Singer, the Chief Executive Officer (“CEO”) of the company, from $470,000 to $481,000, effective as of April 1, 2013.

Adoption of 2013 Short Term Incentive Plan and Incentive Available to Chief Executive Officer

On April 9, 2013, the Board, upon the recommendation of the Compensation Committee, adopted and approved the company’s Short Term Incentive Plan for 2013 (the “2013 STIP”). The 2013 STIP is designed to provide compensation incentives for the Chief Executive Officer, the other named executive officers and certain other employees of PCTEL based on the achievement of certain annual corporate-level goals for 2013.

The material terms of the 2013 STIP include the following:

•	All incentives to be paid to participants under the 2013 STIP will be paid in cash.

•	The performance criteria under the 2013 STIP are comprised of corporate-level goals.

•

Goals are defined in terms of revenue and non-GAAP earnings per share growth over 2012. Achievement of the goals is determined on a sliding scale between 0% and 100%. The revenue growth goal component is calculated on growth from 0% to 11.2% over 2012 revenue, where 0% growth corresponds to 0% achievement and 11.2% growth corresponds to 100% achievement. The non-GAAP earnings per share growth goal component is calculated from 0% to 93% over 2012 non-GAAP earnings per share, where 0% growth corresponds to 0% achievement and 93% growth corresponds to 100% achievement. Non-GAAP earnings per share profit excludes stock-based compensation, amortization and impairment of intangible assets and goodwill related to the company’s acquisitions, restructuring costs, gain or loss on sale or disposal of assets, non-cash income tax expense, and may, in the discretion of the Compensation Committee, exclude expenses relating to litigation pertaining to the TelWorx acquisition. Scores for goals are aggregated and averaged on a weighted basis in determining the applicable payout factor for all participants in the 2013 STIP. The relative weights of the revenue growth and non-GAAP earnings per share growth goals for the purposes of calculating the payout factor are 60% and 40% respectively.

•

Each participant in the 2013 STIP is eligible to be awarded a maximum potential incentive payment equal to a percentage of that participant’s annual salary. This percentage is generally higher for the named executive officers and certain key employees of the company.

•

The maximum potential incentive payment that can be achieved by the CEO under the 2013 STIP is 125% of base salary, as compared to 105% of base salary under the 2012 plan. As previously reported in the company’s Current Report on Form 8-K dated January 31, 2013, on January 10, 2013, the Compensation Committee previously approved changes in the maximum potential incentive payments that can be achieved by the named executive officers (other than the CEO) as a percentage of their base salaries.

•

In order to determine the actual incentive payment for a participant in the 2013 STIP, the payout factor summarized above is multiplied by the maximum percentage of the participant’s base salary that can be earned as an inventive payment and then multiplied by such participant’s base salary.

•	It is expected that the determination of achievement under the 2013 STIP will be made by the Compensation Committee during the first quarter of 2014.

Approval of Service-Based Stock Option Awards

On April 9, 2013, the Board, upon the recommendation of the Compensation Committee, also approved the grant of long-term incentives in the form of stock options under the Company’s 1997 Stock Plan to the named executive officers (other than the CEO). The grants are summarized in the table below.

Name and Title	Number of Stock Options
John W. Schoen	20,000
Chief Financial Officer
Jeffrey A. Miller	25,000
Senior Vice President, Sales & Marketing
Anthony Kobrinetz	18,750
Senior Vice President, Technology & Operations
Varda A. Goldman	20,000
Senior Vice President, General Counsel

In order to receive the foregoing stock options, the recipient must remain an employee of the company through the relevant vesting dates. The stock options vest in four equal annual installments beginning on February 11, 2014 and ending on February 11, 2017; provided, however, that in the event that the company does not have an effective registration statement permitting the issuance of the corresponding shares as of the vesting date of any of such stock options, then such stock options shall remain unvested until such time as such a registration statement becomes effective as to such shares.

The foregoing stock options will be issued under the company’s 1997 Stock Plan, as amended and restated on June 15, 2010 (the “1997 Stock Plan”). The 1997 Stock Plan permits the incentive awards paid under this arrangement to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Adoption of 2013 Long-Term Retention Plan

On April 9, 2013, the Board, upon the recommendation of the Compensation Committee, also approved the company’s Long-Term Retention Plan for 2013, which is designed as a performance-earned and service-vesting plan. For 2013, all grants under the plan will be in the form of stock options. The grants to the named executive officers of the company are summarized in the table below.

Name and Title	Minimum # of Shares	Target # of Stock Options	Maximum # of Stock Options
Martin H. Singer	0	80,000	100,000
Chairman of the Board & Chief Executive Officer
John W. Schoen	0	20,000	25,000
Chief Financial Officer
Jeffrey A. Miller	0	25,000	31,250
Senior Vice President, Sales & Marketing
Anthony Kobrinetz	0	18,750	23,437
Senior Vice President, Technology & Operations
Varda A. Goldman	0	20,000	25,000
Senior Vice President, General Counsel

The actual number of stock options awarded will be determined after the one-year performance period. The number of stock options awarded will range from 0% to 125% of the target number, as reflected in the table above, based on actual 2013 revenue growth.

In order to receive stock options under the Long-Term Retention Plan, the company must achieve at least ninety percent (90%) of its 2013 revenue plan, and the participant must remain an employee of the company through the relevant vesting dates. The stock options, if earned, vest ratably over four years, including the performance period of one-year; provided, however, that in the case of Mr. Singer, the stock options cliff vest after two years of continued service as Chief Executive Officer, including the performance period of one year; and provided further that the stock options will cliff vest earlier if Mr. Singer retains his role as Chairman of the Board but ceases to serve as Chief Executive Officer. Notwithstanding the foregoing, in the event that the company does not have an effective registration statement permitting the issuance of the corresponding shares as of the vesting date of any of such stock options, then such stock options shall remain unvested until such time as such a registration statement becomes effective as to such shares.

The foregoing stock options, if earned, will be issued under the 1997 Stock Plan, which permits the incentive awards paid under this plan to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2013

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer